UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2018

M III ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 716-1491

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Subscription and Backstop Agreement

On March 7, 2018, M III Acquisition Corp. (the “Company”) entered into a Subscription and Backstop Agreement, with M III Sponsor I LLC (“Sponsor I LLC”) and M III Sponsor I LP (together with Sponsor I LLC, the “Sponsors”) and various subscribers (the “Subscribers”) identified therein (the “Subscription and Backstop Agreement”), whereby such Subscribers have committed to purchase, in aggregate, 1,200,000 shares (the “Backstop Shares”) of common stock of the Company, par value $0.0001 per share (“Common Stock”). Such purchases may be in the form of (i) prior to the deadline for stockholders of the Company to redeem their shares of Common Stock, open market or negotiated transactions, and/or (ii) following such deadline but prior to the date of the special meeting of stockholders (the “Special Meeting”) to be held by the Company to approve, among other things, the business combination with IEA Energy Services LLC (the “Business Combination”), purchases from redeeming stockholders who agree to validly withdraw such shares of Common Stock from redemption and not thereafter redeem such shares of Common Stock.   To the extent a Subscriber purchases a number of Backstop Shares that is less than the number of shares of Common Stock such Subscriber agreed to purchase in the Subscription and Backstop Agreement, such Subscriber has agreed that such Subscriber will, in connection with the closing of the Business Combination, purchase from the Company a number of newly-issued shares of Common Stock of the Company equal to the number of Backstop Shares not so purchased at a price per share equal to the per share redemption price.  In consideration for such purchases, subject to the closing of the Business Combination, the Company has agreed to issue to the Subscribers for no additional consideration 1,500,000 warrants in the aggregate, each of which will be exercisable for one-half share of Common Stock (the “Subscriber Warrants”); provided that, solely at the option of the Sponsors, the Sponsors and/or their affiliates may transfer to the Subscribers public warrants held by the Sponsors and/or their affiliates in satisfaction of the Company’s obligation to issue the Subscriber Warrants.  The Subscriber Warrants will be issued on the same terms as the Company’s outstanding public warrants and will be entitled to certain registration rights.

Pursuant to the Subscription and Backstop Agreement, each of the Subscribers has agreed to, and has agreed to cause each of its affiliates to, (i) vote all the shares of Common Stock, if any, that it or they owned on the record date for the Special Meeting in favor of (x) the Business Combination, pursuant to a proxy statement filed with the Securities and Exchange Commission (“SEC”) on February 9, 2018 (the “Proxy Statement”) and (y) each of the other proposals of the Company set forth in the Proxy Statement, and (ii) not exercise its or their redemption rights in any Common Stock in connection with the Special Meeting or the Business Combination.

Forfeiture Agreement

On March 7, 2018, the Company and the Sponsors entered into a Forfeiture Agreement (the “Forfeiture Agreement”) pursuant to which the Sponsors agreed to forfeit an aggregate of 138,653 Founder Shares, conditioned upon the Company issuing the Subscriber Warrants under the Subscription and Backstop Agreement.  If the Sponsors, or an affiliate thereof, elect to transfer public warrants to the Subscribers in lieu of the Company issuing the Subscriber Warrants then such corresponding Founder Shares shall not be forfeited and, if an affiliate of the Sponsors elects to transfer such public warrants to the Subscribers, then such public warrants will be transferred from the Sponsors to such affiliate.

A copy of the Subscription and Backstop Agreement and the Forfeiture Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing description of each of the Subscription and Backstop Agreement and the Forfeiture Agreement is qualified in its entirety by reference thereto.

Amendment No. 5 to Merger Agreement

On March 8, 2018, the Company entered into Amendment No. 5 (“Amendment No. 5”) to the Agreement and Plan of Merger, dated as of November 3, 2017 (the “Merger Agreement”), as amended by Amendment No. 1 (“Amendment No. 1”), Amendment No. 2 (“Amendment No. 2”), Amendment No. 3 (“Amendment No. 3”) and Amendment No. 4 (“Amendment No. 4”) to the Merger Agreement, by and among IEA Energy Services LLC (together with its subsidiaries, “IEA”), the Company, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC (“Seller”), Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the Seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, the Sponsors.

Amendment No. 5 was entered into by the parties to provide certain waivers and amendments necessary to facilitate the transactions contemplated by the Subscription and Backstop Agreement. Pursuant to Amendment No. 5, the parties acknowledged and agreed that (a) all Buyer Common Shares and Buyer Warrants issued to or acquired by the Subscribers shall be “Registrable Securities” for all purposes of the Buyer A&R Registration Rights Agreement to be executed and delivered at Closing, (b) the number of Buyer Common Shares referenced in the Sponsor Higher Condition and the Sponsor Minimum Condition in the Investor Rights Agreement to be executed and delivered at Closing shall be reduced by the Forfeited Shares forfeited in accordance with the Forfeiture Agreement (c) the number of “Earnout Shares” set forth on Exhibit A to the Founder Shares Amendment Agreement shall be an amount equal to 50% of the number of number of Founder Shares held by each of the persons named thereon after giving effect to any forfeitures by such person of Forfeited Shares forfeited in accordance with the Forfeiture Agreement.

A copy of Amendment No. 5 is attached as Exhibit 2.6 hereto and is incorporated herein by reference. For a detailed discussion of the Merger Agreement, see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on November 3, 2017. For the full text of the Merger Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4, see Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2017, Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2017, Exhibit 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2018, Exhibit 2.4 to the Company’s Current Report on Form 8-K filed with the SEC on January 10, 2018 and Exhibit 2.5 to the Company’s Current Report on Form 8-K filed with the SEC on February 9, 2018, respectively, which are also incorporated by reference as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, hereto. Unless otherwise defined in this Current Report on Form 8-K, capitalized terms in the foregoing item have the meanings assigned to them in the Merger Agreement.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.  The shares of Common Stock of the Company and Subscriber Warrants potentially issuable pursuant to the Subscription and Backstop Agreement will, if issued, be issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D thereunder.

Additional Information

The Business Combination has been submitted to stockholders of the Company for their approval. In connection with that approval, the Company has filed the Proxy Statement containing information about the Business Combination and the respective businesses of the Company and IEA. Stockholders are urged to read the Proxy Statement because it contains important information. Stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the Proxy Statement and other filings with the SEC can also be obtained, without charge, by directing a request to M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, NY 10019, (212) 716-1491.

The Company, IEA and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, additional participants in the proxy solicitation and a description of their direct and indirect interests is contained in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof,, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 1 to its Current Report on Form 8-K filed November 8, 2017).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 15, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed November 21, 2017).

2.3

Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 27, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed January 2, 2018).

2.4

Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 9, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K filed January 10, 2018).

2.5

Amendment No. 4 to the Agreement and Plan of Merger, dated as of February 7, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.5 to the Company’s Current Report on Form 8-K filed February 9, 2018).

2.6

Amendment No. 5 to the Agreement and Plan of Merger, dated as of March 8, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP.

10.1	Subscription and Backstop Agreement, dated March 7, 2018, by and among the Company, the Sponsors and certain subscribers identified therein.
10.2	Forfeiture Agreement, dated March 7, 2018, between the Sponsors and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2018
M III ACQUISITION CORP.

	By:	/s/ Mohsin Y. Meghji
	Name:	Mohsin Y. Meghji
	Title:	Chairman and Chief Executive Officer